Style Select Series, Inc.
Supplement to the Prospectus dated April 1, 1999


On August 24, 1999, the Board of Directors of Style Select Series, Inc. (the "Corporation") adopted a resolution to change the name of the Corporation to SunAmerica Style Select Series, Inc., which became effective on September 13, 1999.

The first sentence of the first paragraph of Page 2 of the Prospectus is replaced with the following:

The following questions and answers are designed to give you an overview of SunAmerica Style Select Series, Inc. (the "Fund"), and to provide you with information about the Fund's separate
Portfolios and their investment goals, principal strategies, and principal investment techniques.




September 10, 1999